Trade and other receivables	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Trade and other receivables
25. Trade and other receivables

	2019 £m	2018 £m
Trade receivables, net of loss allowance	5,487	5,176
Accrued income	7	9
Other prepayments	316	330
Interest receivable	3	4
Employee loans and advances	13	14
Other receivables	1,376	890

	7,202	6,423

Trade receivables included £nil (2018 – £15 million) due fr
o
m associates and joint ventures. Other receivables included £nil (2018 – £nil) due from associates and joint ventures.

Loss allowance	2019 £m	2018 £m
At 1 January	128	140
Implementation of IFRS 9	—	15

At 1 January, as adjusted	128	155
Exchange adjustments	(3)	—
Charge for the year	16	7
Subsequent recoveries of amounts provided fo r	(5)	(30)
Utilised	(6)	(4)

At 31 December	130	128

Of the total trade receivables balance, £110 million (2018 – £71 million) was considered credit impaired, against which a £11 million (2018 – £7 million) expected credit loss allowance has been applied. No amount was purchased or originated credit impaired
.
Within the other receivables of £1,376 million (2018 – £890 million), £707 million (2018 – £376 million) was classified as financial assets of which £nil (2018 – £41 million) was classified as fair value through profit and loss. On the remaining balance of £707 million (2018 – £335 million), an expected credit loss allowance of £8 million (2018 – £5 million) was recognised at 31 December 2019 with no charge reported in profit or loss during the year.
For more discussion on credit risk practices, please refer to Note
43
.